UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2019

ALERIS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-185443	27-1539594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122

(Address of Principal Executive Offices, including Zip Code)

(216) 910-3400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Aleris Corporation (the “Company”) is filing this Current Report on Form 8-K to provide an update regarding the merger (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated July 26, 2018, among the Company, Novelis Inc. (“Parent”), Novelis Acquisitions LLC, an indirect, wholly owned subsidiary of Parent, and OCM Opportunities ALS Holdings, L.P., solely as representative for the stockholders, the optionholders and the RSU holders of the Company. On February 13, 2019, the Company received written notice from the Committee on Foreign Investment in the United States (“CFIUS”) that it has completed its review of the transaction contemplated by the Merger Agreement and has determined that there are no unresolved national security concerns with respect to such transaction. Receipt of the CFIUS clearance satisfies one of the conditions to the closing of the Merger, which remains subject to other customary closing conditions, including receipt of other regulatory approvals.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include statements regarding, among other things, the expected timing and completion of the proposed transaction and all other statements in this report, other than historical facts, constitute forward-looking statements. In particular, no assurance can be given that the customary closing conditions will be fulfilled, that the remaining customary regulatory approvals will be obtained, that the transaction will be completed on the anticipated schedule, or at all. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to the factors discussed in the Company’s filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALERIS CORPORATION

Date: February 15, 2019	By:	/s/ Eric M. Rychel
	Name:	Eric M. Rychel
	Title:	Executive Vice President, Chief Financial Officer and Treasurer